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                                         EXHIBIT NO. 23(a)




       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


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INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 33-91916 on Form S-1, of our report dated April 1, 1995 accompanying the financial statements of Glenbrook Life and Annuity Company contained in the Prospectus which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


Chicago, Illinois
September 15, 1995